UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 29, 2005

                     National Patent Development Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-50587                                       13-4005439
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     (Commission File Number)                  (IRS Employer Identification No.)


  777 Westchester Avenue, White Plains, NY                      10604
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  (Address of Principal Executive Offices)                   (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 8.01         Other Events.
                  ------------

         On November 29, 2005, National Patent Development Corporation ("National Patent Development") issued a press release announcing that GP Strategies Corporation ("GP Strategies") had settled GP Strategies' remaining claims against Electronic Data Systems Corporation, as successor to the Systemhouse subsidiaries of MCI Communications Corporation ("EDS"), arising out of GP Strategies' 1998 acquisition of Learning Technologies. Pursuant to the settlement, EDS will make a cash payment of $9 million to GP Strategies by December 14, 2005 and the parties will exchange general releases.

         In connection with the spin-off of National Patent Development by GP Strategies, which occurred on November 24, 2004, GP Strategies agreed to make an additional capital contribution to National Patent Development in an amount equal to the first $5 million of any proceeds (net of litigation expenses and taxes incurred, if any), and 50% of any proceeds (net of litigation expenses and taxes incurred, if any) in excess of $15 million, received with respect to the foregoing litigation claims and a related arbitration claim.

         After payment of legal fees related to the litigation, the proceeds received by GP Strategies from the settlement will be approximately $7 million. GP Strategies had previously incurred approximately $1 million of expenses with respect to the litigation and will incur approximately $2.4 million of taxes relating to the receipt of the litigation proceeds, so the net proceeds with respect to the litigation claim for purposes of the agreement with National Patent Development are approximately $3.6 million. The net proceeds with respect to the related arbitration award for purposes of the agreement with National Patent Development were approximately $13.9 million, for total net proceeds of approximately $17.5 million.

         Pursuant to the agreement with National Patent Development, GP Strategies made a $5 million additional capital contribution to National Patent Development out of the proceeds of the arbitration award and will make an additional capital contribution of approximately $1.25 million to National Patent Development out of the proceeds of the litigation settlement.

         A copy of the press release issued by National Patent Development with respect to the settlement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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Item 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

             99.1 Press release of National Patent Development Corporation dated November 29, 2005






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        National Patent Development Corporation




Date: November 30, 2005                Jerome I. Feldman
                                       Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.                        Description


99.1     Press release of GP Strategies Corporation dated November 29, 2005




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